SUPPLEMENT DATED JANUARY 31, 2005

TO MAY 1, 2004, PROSPECTUS

for

Variable Life Plus

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) in New York

and MML Bay State Life Insurance Company (“Bay State”) in all other jurisdictions

Product is no longer available for sale

Effective January 31, 2005, the “Premium Payments and Flexibility” section (page 7) of the above-referenced prospectus now reads:

“Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured in living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

“You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

“If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will contact you and request instructions regarding your policy. Our request for instructions will offer you the following three options:

•	You can agree to accept the policy as a MEC. You must complete, sign and return a MEC Acknowledgment Notice to our Administrative Office.

•	You can request that we refund your full subsequent premium payment.

•	You can request that we refund only that part of your premium payment that caused your policy to become a MEC. .

“If you do not provide us with instructions within 10 business days of the date we contact you, the full subsequent premium payment will remain credited to your policy and your policy will remain a MEC. (For more information on MEC policies you should consult your tax adviser. See also Modified Endowment Contracts in the Federal Income Tax Considerations section.).

“These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.”

There are no other changes being made at this time.

January 31, 2005	Page 1 of 1	Li4050-04-3